UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   July 23, 2021

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS

Registrant has entered into a Memorandum of Understanding with the Current Promoters of Gayatri Projects Ltd (“GPL”), an Indian Public Company listed on the Mumbai Stock Exchange and National Stock Exchange of India. Amounts agreed to be invested in tranches shall be invested by the Registrant into investible instruments to be issued by GPL, Equity or Other Convertible Instruments, as the law permits that shall offer the Registrant 49% Equity Share in quantum comparison with that owned/shall be owned by the Current Promoters and Primary Shareholders and over and above such 49% to be acquired by the Registrant, GPL shall issue progressively but fully convertible preference shares or other instruments as it permits within the regulatory framework.  Beyond the Quantum Limits GPL is able to issue equity or fully convertible instruments, parties agree to keep the money into an escrow account invested into treasury or other immediately liquefiable market instruments to be utilized by GPL on need basis solely for business purpose and subject to mutual consensus then time to time between the parties.

Should it mean anytime that Current Promoters shareholding reduces to a % less than 51% of the equity shares held by them and the Registrant, whether on account of infusion of additional capital or conversion of instruments issued by GPL to the Registrant into Equity, then GPL shall allocate a % of equity to the current promoters in the form share warrants or other permissible instruments that it adds to their shareholding to always balance the 51:49 ratio of equity between them and the Registrant.  But, this grant of equity to the Registrant shall not be offered in cases of dilution of equity interest by Current Promoters or in situations where both parties agree to dilute to new investors or public.

GPL shall, at all times, use the investment amount received from the Registrant primarily for business development, capital expenditure and repayments including reduction and zeroing Debt, working capital requirements of GPL and if so required for such other acts and deeds as the parties mutually agree time-to-time.

THERE IS NO GUARANTEE THAT THE INVESTMENT WILL CONSUMMATE IF GPL DUE DILIGENCE FAILS FOR ANY REASON. THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO SUCCESSFULLY ARRANGE MONIES AND CARRY INVESTMENTS THROUGH CLOSURE.

FAILURE TO CONCLUDE THE NECESSARY INVESTMNENT TRANSACTION, SHORTFALL OF ANTICIPATED CAPITAL RAISE AND ANY INEFFICIENT STRUCTURING OR VALUATION INCORRECTNESS BY THE ADVISORS SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNITY INVESTMENT LOSS, VALUE, AND INCOME THAT THE REGISTRANT OTHERWISE WOULD GAIN IF IT PURSUED SOME OTHER TRANSACTIONS.  IT MAY ALSO MEAN COMPLETE LOSS OF CAPITAL, INCOME AND OTHER OPPORTUNITY EARNINGS FOR THE INVESTORS.

ANY BUSINESS WILL BE SUBJECT TO RISKS AND THOUGH THE REGISTRANT MAY INTEND TO FORESEE ALL SUCH RISKS FOR MITIGATION, THERE IS A POSSIBILITY THAT CERTAIN RISKS MAY ESCAPE FORESIGHT IN THE CONDUCT OF THE INVESTMENT TRANSACTIONS NOTIFIED THROUGH THIS FILING.

FORWARD LOOKING STATEMENTS

This Report on Form 8-K includes both historical and forward-looking statements, which includes information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward-looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

10.1	Memorandum of Agreement (MOU) between Registrant and GPL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

July 23, 2021	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman